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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated October 23, 1996 included (or incorporated by reference) in Sanmina's Form 10-K for the year ended September 30, 1996 and to all references to our firm included in this Registration Statement.

                                                /s/ ARTHUR ANDERSEN LLP

                                                   ARTHUR ANDERSEN LLP

San Jose, California
September 24, 1997